                                                                       EXHIBIT 4


                              TERMINATION AGREEMENT

      This Termination Agreement (this "AGREEMENT") is entered into as of February 28, 2001, by and between Bargo Energy Company, a Texas corporation (the "COMPANY"), and those persons executing the signature pages hereof (each a "TERMINATING PARTY," collectively, the "TERMINATING PARTIES" and, together with the Company, the "PARTIES").

                                    RECITALS:

      WHEREAS, each Terminating Party is a party to at least one of the agreements listed on Exhibit A attached hereto (the "TERMINATING AGREEMENTS");

      WHEREAS, the Company has executed a merger agreement, dated January 24, 2001 (the "MERGER AGREEMENT"), which contemplates a merger (the "MERGER") of the Company with and into Bellwether Exploration Company, a Delaware corporation ("BELLWETHER");

      WHEREAS, pursuant to Section 7.25 of the Merger Agreement the Company has agreed to use its reasonable best efforts to cause each of the Terminating Agreements to be terminated prior to the closing of the Merger;

      WHEREAS, each Party desires to enter into this Agreement and terminate those Terminating Agreements to which it is party.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby stipulated and acknowledged, the Parties hereby agree as follows:

         1. Definitions. Capitalized terms defined herein shall have the meanings given such terms herein. Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Merger Agreement.

         2. Termination. Each Terminating Party hereby agrees with the Company that, effective immediately prior to the Effective Time, each Terminating Agreement to which such Terminating Party is party is terminated with no notice, lapse of time or other condition necessary to effect such termination.

         3. General.

                  a. Entire Agreement. This Agreement contains the entire agreement among the Parties related to the subject matter hereof, and this Agreement shall supersede all prior oral or written agreements, arrangements or understandings between the Parties with respect thereto.

                  b. Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas (other than the choice of law principles thereof).

                  c. Further Assurances. The Parties agree to deliver or cause to be delivered to the other at such times as shall be reasonably agreed, any such additional agreement, document, or instrument as either of them may reasonably request for the purpose of carrying out this Agreement.

                  d. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective heirs, personal representatives, successors and assigns, but shall not be assignable by any Party.

                  e. Construction. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Articles and other titles or headings are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to articles, sections, exhibits or schedules shall refer to the corresponding article, section, exhibit or schedule of this Agreement unless specific reference is made to the article, section, exhibit or schedule of another document or instrument. The words "hereof," "herein," "hereunder" and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear.

                  f. Notice. All notices or communications hereunder shall be in writing (including facsimile or similar writing) at the Party's address listed on Exhibit B hereto. Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

                  g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.





            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                       BARGO ENERGY COMPANY



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------


                                       ENERGY CAPITAL INVESTMENT COMPANY PLC



                                       By:
                                               ----------------------
                                       Name:   Gary R. Petersen
                                       Title:  Director


                                       TJG INVESTMENTS, INC.



                                       By:
                                               ----------------------
                                       Name:   Tim J. Goff
                                       Title:  President


                                       BEC ENERGY COMPANY



                                       By:
                                               ----------------------
                                       Name:   Tim J. Goff
                                       Title:  Manager


                                       BER ENERGY RESOURCES, LTD.
                                       By:  BOC Operating Corporation
                                            General Partner



                                       By:
                                               ----------------------
                                       Name:   Tim J. Goff
                                       Title:  President





SIGNATURE PAGE

                                       BOC OPERATING CORPORATION



                                       By:
                                               ----------------------
                                       Name:   Tim J. Goff
                                       Title:  President


                                       ------------------------------
                                       Tim J. Goff


                                       ------------------------------
                                       Thomas Barrow


                                       ------------------------------
                                       James E. Sowell


                                       ------------------------------
                                       B. Carl Price


                                       ------------------------------
                                       Don Wm. Reynolds




SIGNATURE PAGE

                                       ENCAP ENERGY CAPITAL FUND III, L.P.


                                       By: Encap Investments L.L.C.,
                                           General Partner



                                       By:
                                               ----------------------
                                       Name:   D. Martin Phillips
                                       Title:  Senior Vice President


                                       ENCAP ENERGY CAPITAL FUND III-B, L.P.
                                       By: Encap Investments L.L.C.,
                                           General Partner



                                       By:
                                               ----------------------
                                       Name:   D. Martin Phillips
                                       Title:  Senior Vice President


                                       BOCP ENERGY PARTNERS, L.P.
                                       By: Encap Investments L.L.C., Manager



                                       By:
                                               ----------------------
                                       Name:   D. Martin Phillips
                                       Title:  Senior Vice President


                                       EOS PARTNERS, L.P.



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------


                                       EOS PARTNERS SBIC, L.P.
                                       By: Eos SBIC General, L.P.,
                                           its general partner
                                       By: Eos SBIC, Inc., its general partner



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------


SIGNATURE PAGE

                                       EOS PARTNERS SBIC II, L.P.
                                       By: Eos SBIC General II, L.P.,
                                           its general partner
                                       By: Eos SBIC II, Inc., its general
                                           partner



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------


                                       SGC PARTNERS II LLC



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------


                                       BANCAMERICA CAPITAL INVESTORS
                                       SBIC I, L.P.
                                       By: BancAmerica Capital Management
                                           SBIC I, LLC, its general partner
                                       By: BancAmerica Capital Management I,
                                           L.P., its sole member
                                       By: BACM I GP, LLC, its general partner



                                       By:
                                               ----------------------
                                       Name:   J. Travis Hain
                                       Title:  Managing Director


                                       KAYNE ANDERSON ENERGY FUND, L.P.



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------



SIGNATURE PAGE

                                       THE CHASE MANHATTAN BANK
                                       (Successor by merger to
                                       CHASE BANK OF TEXAS, N.A.)

                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------




                                       BANKERS TRUST COMPANY



                                       By:
                                               ----------------------
                                       Name:
                                               ----------------------
                                       Title:
                                               ----------------------








SIGNATURE PAGE

                                    EXHIBIT A

                             TERMINATING AGREEMENTS



1. FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated March 31, 2000 among Bargo Energy Company, B. Carl Price, Don Wm. Reynolds, Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, BER Partnership L.P., TJG Investments, Inc., BEC Partnership, BOC Operating Corporation, Inc., Tim J. Goff, Thomas Barrow, James E. Sowell, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC

2. FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT dated March 31, 2000 among Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC and Bargo Energy Company

3. ASSIGNMENT, ACKNOWLEDGMENT, CONSENT AND WAIVER dated March 31, 2000 among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Chase Bank of Texas, National Association

4. ACKNOWLEDGMENT AND CONSENT dated March 31, 2000 among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Capital Partners II LLC

5. INDEMNIFICATION AGREEMENT dated March 31, 2000 among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Bankers Trust Company

6. SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 1999 among Bargo Energy Company, Bank of America, N.A. and Certain Financial Institutions

7. FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SHAREHOLDER'S AGREEMENT dated August 11, 1999

8. SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated May 14, 1999 by and among Bargo Energy Company, B. Carl Price, Don Wm. Reynolds, Energy Capital

     Investment Company PLC, EnCap Equity 1994 Limited Partnership, Bargo Energy Resources, Ltd., TJG Investments, Inc., BargoEnergy Company, Tim J. Goff, Thomas Barrow, James E. Sowell, BargoOperating Company, Inc., EnCap Energy Capital Fund III-B, L.P., BOCPEnergy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC

9. SBA SIDE LETTER dated May 14, 1999 between Bargo Energy Company and BancAmerica Capital Investors SBIC I, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC

10. SBA SIDE LETTER dated May 14, 1999 between Bargo Energy Company, EnCap Equity 1994 Limited Partnership, TJG Investments, Inc. Bargo Energy Company, Bargo Energy Resources, Ltd., Bargo Operating Company, Inc., Tim
     J. Goff and BancAmerica Capital Investors SBIC I, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC

11. STOCK PURCHASE AGREEMENT dated May 14, 1999 between Bargo Energy Company and Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC

                                    EXHIBIT B

                             NOTIFICATION ADDRESSES

      TO ENCAP ENERGY CAPITAL FUND III, L.P.

      c/o EnCap Investments, L.C.
      1100 Louisiana, Suite 3150
      Houston, Texas 77002
      Attention:  D. Martin Phillips
      Facsimile:  713-659-6130

      TO ENCAP ENERGY CAPITAL FUND III-B, L.P.

      c/o EnCap Investments, L.C.
      1100 Louisiana, Suite 3150
      Houston, Texas 77002
      Attention:  D. Martin Phillips
      Facsimile:  713-659-6130

      TO BOCP ENERGY PARTNERS, L.P.

      c/o EnCap Investments, L.C.
      1100 Louisiana, Suite 3150
      Houston, Texas 77002
      Attention:  D. Martin Phillips
      Facsimile:  713-659-6130

      TO ENERGY CAPITAL INVESTMENT CO. PLC

      c/o EnCap Investments, L.C.
      1100 Louisiana, Suite 3150
      Houston, Texas 77002
      Attention:  Gary R. Petersen
      Facsimile:  713-659-6130

      TO KAYNE ANDERSON ENERGY FUND, L.P.

      1100 Louisiana, Suite 4550
      Houston, Texas 77002
      Attention:  Daniel M. Weingeist
      Facsimile:  713-655-7355

      TO BANCAMERICA CAPITAL INVESTORS SBIC, L.P.

      100 North Tryon Street, 25th Floor
      Charlotte, North Carolina 28255
      Attention:  J. Travis Hain
      Facsimile:  704-386-6432

      TO EOS PARTNERS SBIC, L.P.

      320 Park Avenue
      New York, New York 10022
      Attention:  Brian D. Young
      Facsimile:  212-832-5815

      TO EOS PARTNERS SBIC II, L.P.

      320 Park Avenue
      New York, New York 10022
      Attention:  Brian D. Young
      Facsimile:  212-832-5815

      TO EOS PARTNERS, L.P.

      320 Park Avenue
      New York, New York 10022
      Attention:  Brian D. Young
      Facsimile:  212-832-5815

      TO SGC CAPITAL PARTNERS II LLC

      1221 Avenue of the Americas, 15th Floor
      New York, New York 10020
      Attention:  V. Frank Pottow
      Facsimile:  212-278-5454

      TO BARGO ENERGY COMPANY

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Jonathan M. Clarkson
      Facsimile:  713-236-9799

      TO CARL PRICE

      Bargo Energy Company
      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Carl Price
      Facsimile:  713-236-9799

      TO DON REYNOLDS

      Mr. Don Reynolds
      PO Box 162432,
      Austin, TX 78716

      TO JAMES SOWELL

      Mr. James Sowell
      3131 McKinney Avenue, Suite 200
      Dallas, Texas 75204

      TO THOMAS BARROW

      Mr. Thomas Barrow
      1127 Judson, Suite 126
      Longview, TX 75601

      TO BARGO ENERGY RESOURCES, LTD.

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO BEC ENERGY COMPANY.

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO TJG INVESTMENTS, INC.

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO BER ENERGY RESOURCES, LTD.

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO BOC OPERATING CORPORATION.

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO BOCP ENERGY PARTNERS, L.P..

      700 Louisiana, Suite 3700
      Houston, Texas 77002
      Attention:  Tim J. Goff
      Facsimile:  713-236-9799

      TO CHASE BANK OF TEXAS, N.A.

      c/o Trust Administrative Agent.
      601 travis, Suite 1800
      Houston, Texas 77002
      Attention:
      Facsimile:  713-236-6002

      TO BANKERS TRUST COMPANY, N.A.

      c/o Deutsche Bank
      Attn: Richard Doleshak
      909 Fannin, Suite 3000
      Houston, Texas 77002
      Facsimile: